UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Landcadia Holdings IV, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LANDCADIA HOLDINGS IV, INC.
1510 West Loop South
Houston, Texas 77027

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE SPECIAL MEETING OF PUBLIC WARRANTHOLDERS

TO BE HELD ON SEPTEMBER 22, 2023

Dear Landcadia Holdings IV, Inc. Public Warrantholder:

On August 25, 2023, Landcadia Holdings IV, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Proxy Statement) with the U.S Securities and Exchange Commission (the “SEC”) in connection with the Company’s special meeting of its public warrantholders (the “Public Warrantholder Special Meeting”), to be held at 11:30 a.m., Eastern Time, on September 22, 2023 virtually, at https://www.cstproxy.com/landcadiaholdingsiv/whm2023.

As previously stated in the Proxy Statement, at the Public Warrantholder Special Meeting, the Company’s public warrantholders will be asked to consider and vote on, among other things, the Warrant Amendment Proposal, which is a proposal to approve an amendment to the Warrant Agreement to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding public warrants into the right to receive $0.25 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company. The Company is filing this supplement (this “Supplement”) to the Proxy Statement solely to inform its public warrantholders that the Company has decided to increase the amount public warrantholders will receive upon conversion of the public warrants from $0.25 per public warrant to $0.40 per public warrant.

This Supplement should be read in conjunction with the Proxy Statement, and other than the change described above, this Supplement does not modify any other information in the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

Only holders of record of the Company’s public warrants as of the close of business on August 23, 2023, which is the record date for the Public Warrantholder Special Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Public Warrantholder Special Meeting or any adjournment or postponement thereof. On the Record Date, 12,500,000 public warrants were outstanding and entitled to vote. The Company’s stockholders do not have voting rights at the Public Warrantholder Special Meeting.

The Company has updated its proxy card and voting instruction form to reflect the revised Warrant Amendment Proposal. We recommend that you use the updated proxy card or voting instruction form distributed with this Supplement to vote your public warrants. However, the proxy card or voting instruction form distributed with the Proxy Statement remains valid and public warrantholders who have already returned their proxy card or provided voting instructions do not need to take any action unless they want to change or revoke their voting instructions. Any public warrants represented at the Public Warrantholder Special Meeting by the original proxy card or voting instructions will be voted as previously indicated with respect to the Warrant Amendment Proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the Proxy Statement for instructions on how to do so.

You should read the Proxy Statement and other documents that the Company has filed with the SEC, together with this Supplement, for more complete information about the Company and the proposals. If you have questions about the proposals or if you need additional copies of the Proxy Statement or the accompanying proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: LCA.info@investor.morrowsodali.com

On behalf of the Board, we would like to thank you for your support of Landcadia Holdings IV, Inc.

September 18, 2023	By Order of the Board of Directors,

/s/ Tilman J. Fertitta	/s/ Richard Handler
Tilman J. Fertitta, Co-Chairman and Chief Executive Officer	Richard Handler, Co-Chairman and President

Your vote is important. If you are a public warrantholder of record, please sign, date and return your proxy card as soon as possible to make sure that your public warrants are represented at the Public Warrantholder Special Meeting. If you are a public warrantholder of record, you may also cast your vote virtually at the Public Warrantholder Special Meeting. If your public warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your public warrants, or you may cast your vote virtually at the Public Warrantholder Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Warrant Amendment Proposal, and an abstention will have the same effect as voting against the Warrant Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Warrant Adjournment Proposal.

This Supplement is dated September 18, 2023.

PROXY CARD

FOR THE SPECIAL MEETING OF PUBLIC WARRANTHOLDERS OF

LANDCADIA HOLDINGS IV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard H. Liem and Steven L. Scheinthal (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the public warrants of Landcadia Holdings IV, Inc. (the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Public Warrants”) at the special meeting of public warrantholders of the Company, to be held on September 22, 2023 at 11:30 a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/landcadiaholdingsiv/whm2023 (the “Special Meeting of Public Warrantholders”), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE PUBLIC WARRANTS REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL
BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PUBLIC
WARRANTHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE
REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Public Warrantholders to be held on September 22, 2023

The Notice of Special Meeting of Public Warrantholders and the accompanying proxy statement are available at: https://www.cstproxy.com/landcadiaholdingsiv/whm2023

LANDCADIA HOLDINGS IV, INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.

1.	To approve an amendment to the Warrant Agreement, dated as of March 24, 2021 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding warrants (the “public warrants”) issued as part of the units (the “units”) in the Company’s initial public offering (the “IPO”) into the right to receive $0.40 per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants (the “Warrant Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve the adjournment of the special meeting of public warrantholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the Warrant Amendment Proposal or if we determine that additional time is necessary to approve the Warrant Amendment Proposal (the “Warrantholder Adjournment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: , 2023

Signature

(Signature if held Jointly)

When Public Warrant are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Public Warrants represented by the proxy, when properly executed, will be voted in the manner directed herein by the above signed public warrantholder(s). If no direction is made, this proxy will be voted FOR both Proposal 1 and Proposal 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.